KLEINERT'S, INC.

                           Offer to Purchase for Cash
                             Shares of Common Stock
                             at $18.00 Net Per Share

                               THE EXPIRATION DATE
           (UNLESS EXTENDED) IS 5:00 P.M., PHILADELPHIA, PENNSYLVANIA
                          TIME, ON FRIDAY, MAY 30, 1997


                          NOTICE OF GUARANTEED DELIVERY

     This form or a facsimile hereof must be used to accept the Offer (as defined below) if:

     (a) certificates for shares of Common Stock, par value $1.00 per share (the "Shares"), of Kleinert's, Inc., a Pennsylvania corporation (the "Company"), are not immediately available; or

     (b) the procedure for book-entry transfer set forth in Section 2 of the Company's Offer to Purchase, dated April 15, 1997 (the "Offer to Purchase") cannot be followed on a timely basis; or

     (c) time will not permit the Letter of Transmittal, dated April 15, 1997, and all other required documents to reach American Stock Transfer and Trust Co., the Depositary for the offer (the "Depositary"), before the Expiration Date (as defined in Section 1 of the Offer to Purchase).

To:  American Stock Transfer and Trust Co.

                  By Hand Delivery, Overnight Courier, or Mail:
                           40 Wall Street, 46th Floor
                               New York, NY 10005

                                  By Facsimile:
                                  718-234-5001

                            To Confirm by Telephone:
                                  800-937-5449

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, at a price of $18.00 per Share, net to the Seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares (up to the Maximum Tender Amount) set forth below the signature of the undersigned, pursuant to the guaranteed delivery procedures set forth in
Section 2 of the Offer to Purchase.

Account No. ________________ at           SIGN HERE

[ ] The Depository Trust Company          _____________________________________
[ ] Philadelphia Deposit
          Trust Company                   _____________________________________

                                          Name(s):_____________________________

                                                  _____________________________
                                                         (Please Print)

                                          Number of Shares Tendered:___________

                                          Address:_____________________________

Dated:  _________, 1997                   _____________________________________

                                          Area Code and Tel. No.:______________

                                    GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, an "Eligible Institution" (as defined in Section 2 of the Offer to Purchase), guarantees that the Depositary will receive either the stock certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company or the Philadelphia Depositary Trust Company, in any such case together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and other documents required by the Letter of Transmittal, all within three (3) Nasdaq National Stock Market trading days after the date of execution of this notice.



                                     ------------------------------------------
                                                    NAME OF FIRM

                                     ------------------------------------------
                                                AUTHORIZED SIGNATURE

                                     ------------------------------------------
                                                 NAME (PLEASE PRINT)

                                     ------------------------------------------
                                                        TITLE

                                     -----------------------------------------
                                                       ADDRESS

                                     ------------------------------------------
                                                      ZIP CODE

DATED:  _________________, 1997      ------------------------------------------
                                            (AREA CODE AND TELEPHONE NO.)




     NOTE: DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.


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